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                                                         SEC File Nos. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                        Supplement dated August 19, 2004
                     to the Prospectus dated March 1, 2004


Effective August 19, 2004, this Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


MainStay U.S. Large Cap Equity Fund
-----------------------------------

On August 18, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved a Plan of Liquidation and Dissolution (the "Plan") relating to the MainStay U.S. Large Cap Equity Fund (the "Fund"). Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach performance goals and expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Trustees has concluded that it is in the best interests of shareholders to liquidate the Fund.

In connection with the proposed liquidation and dissolution of the Fund, the Board has directed NYLIFE Distributors LLC, the Trust's distributor ("NYLIFE Distributors") to cease offering shares of the Fund, except that certain retirement plans, savings plans and automatic purchase plans will continue to be able to purchase shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other MainStay Funds at no additional cost until the liquidation. In addition, the Fund will waive any outstanding CDSC expenses for Class B and Class C shareholders who opt to sell their shares prior to liquidation. Also, NYLIFE Distributors will no longer charge the distribution fee portion of the 12b-1 fee for Class B and Class C shares effective August 19, 2004.

It is anticipated that the Fund will liquidate no later than October 29, 2004. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

            Please Retain This Supplement For Your Future Reference




                                                                    MS16bd-08/04